UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

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Matthews International Funds
………………………………………………………………………………………………

(Name of Registrant as Specified In Its Charter)

…………………….…………………………………………………………………………………

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URGENT REQUEST: PLEASE VOTE TODAY!

Dear Shareholder:

The Special Meeting of Shareholders for Nomura Partners Funds, Inc. (“NPF”) is fast approaching. According to our latest records, we have still not received your vote.

After Nomura Asset Management U.S.A. Inc., the investment adviser for the NPF Funds, advised the NPF Board that they are planning to exit the U.S. retail open-end mutual fund business, the NPF Board considered various options for the NPF Funds.

The NPF Board has decided that it would be in the best interests of the shareholders of the NPF Japan Fund if that fund engaged in a tax free reorganization with the Matthews Japan Fund. If you approve the Charter Amendment, such reorganization would occur with the result that NPF Japan Fund shareholders would become Matthews Japan Fund shareholders. However, if the Charter Amendment is not approved, then this tax free reorganization will not occur and it is anticipated that the NPF Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders of the fund.

It is anticipated that the Japan Fund Reorganization will offer NPF Japan Fund shareholders the advantages of anticipated reduction in total gross and net operating expenses, as well as a larger asset base and exchange privileges.

After careful consideration, the NPF Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Your vote is needed to make this important change. Please vote today utilizing one of these quick and easy methods:

1. Call 1-844-292-8012 to Speak with a Live Agent and Vote

For your convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2. Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4. Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

Thank you for your continued support.

Nomura Partners Funds, Inc.

NOM 8 12 URGENT

Dear Shareholder:

You recently cast a vote regarding the approval of an Amendment to the Charter of the Nomura Partners Funds, Inc. (“NPF”). We are writing today to ask that you reconsider your vote to abstain on the proposal.

After Nomura Asset Management U.S.A. Inc., the investment adviser for the NPF Funds, advised the NPF Board that they are planning to exit the U.S. retail open-end mutual fund business, the NPF Board considered various options for the NPF Funds.

The NPF Board has decided that it would be in the best interests of the shareholders of the NPF Japan Fund if that fund engaged in a tax free reorganization with the Matthews Japan Fund. If you approve the Charter Amendment, such reorganization would occur with the result that NPF Japan Fund shareholders would become Matthews Japan Fund shareholders. However, if the Charter Amendment is not approved, then this tax free reorganization will not occur and it is anticipated that the NPF Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders of the fund.

It is anticipated that the Japan Fund Reorganization will offer NPF Japan Fund shareholders the advantages of anticipated reduction in total gross and net operating expenses, as well as a larger asset base and exchange privileges.

After careful consideration, the NPF Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Voting is quick and easy. Please vote now using one of these methods:

1. Call 1-844-292-8012 to Speak with a Live Agent and Vote

For your convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2. Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4. Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

We appreciate your taking the time to reconsider the proposal. Thank you for your continued support.

Nomura Partners Funds, Inc.

NOM REC AB

Dear Shareholder:

You recently cast a vote regarding the approval of an Amendment to the Charter of the Nomura Partners Funds, Inc. (“NPF”). We are writing today to ask that you reconsider your vote against the proposal.

After Nomura Asset Management U.S.A. Inc., the investment adviser for the NPF Funds, advised the NPF Board that they are planning to exit the U.S. retail open-end mutual fund business, the NPF Board considered various options for the NPF Funds.

The NPF Board has decided that it would be in the best interests of the shareholders of the NPF Japan Fund if that fund engaged in a tax free reorganization with the Matthews Japan Fund. If you approve the Charter Amendment, such reorganization would occur with the result that NPF Japan Fund shareholders would become Matthews Japan Fund shareholders. However, if the Charter Amendment is not approved, then this tax free reorganization will not occur and it is anticipated that the NPF Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders of the fund.

It is anticipated that the Japan Fund Reorganization will offer NPF Japan Fund shareholders the advantages of anticipated reduction in total gross and net operating expenses, as well as a larger asset base and exchange privileges.

After careful consideration, the NPF Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Voting is quick and easy. Please vote now using one of these methods:

1. Call 1-844-292-8012 to Speak with a Live Agent and Vote

For your convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.

2. Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4. Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

We appreciate your taking the time to reconsider the proposal. Thank you for your continued support.

Nomura Partners Funds, Inc.

NOM REC AG